497(e)
                                                                       333-64749

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AXA Equitable Life Insurance Company
SUPPLEMENT DATED MARCH 6, 2006 TO THE CURRENT VARIABLE ANNUITY PROSPECTUS FOR:
AXA EQUITABLE ACCUMULATOR(R) PLUS(SM)
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This supplement modifies certain information in the above-referenced Prospectus,
Supplements to Prospectus and Statement of Additional Information ("SAI") dated May 1, 2005, as previously supplemented (together, the "Prospectus"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus. You should keep this supplement with your Prospectus. We will send you another copy of the Prospectus without charge upon request.

Please note the following modifications which will become effective upon regulatory approval:

A.   In "Contract features and benefits," please note the following changes:

     1. Under "Allocating your contributions," in the subsection "Guaranteed principal benefit option 1," the following is added after the last sentence:

               If GPB option 1 continues under the successor owner/annuitant feature, the account value will be reduced by the amount of any Credit attributable to any contributions made within one year of your death. If any portion of the Credit must be recovered from the fixed maturity option selected under GPB Option 1, the amount in the fixed maturity option may not grow to equal your initial contribution plus any applicable credit under GPB option 1.

     2. Under "Allocating your contributions," in the subsection "Guaranteed principal benefit option 2," the following is added after the fifth sentence of the fourth paragraph:

               However, the account value will be reduced by the amount of any Credit attributable to any contributions made within one year of your death. If any portion of the Credit must be recovered from the Special 10-year fixed maturity option, the fixed maturity amount would be affected; however, the guaranteed amount under GPB option 2 will not be affected.


     3. Under "Credits", the third sentence in the paragraph following the table showing breakpoints and applicable crediting percentages is deleted in its entirety and replaced with the following:

               This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to an additional contribution only to the extent that the sum of that contribution and all prior contributions to which no Credit was applied exceeds the total withdrawals made from the contract since the issue date.

     4. Under "Credits," the following bulleted statement is added as the third bullet immediately following "In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations":

          o If the annuitant dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such Credit.+ See "Guaranteed principal benefit option 1" and "Guaranteed principal benefit option 2" earlier in this section; "Guaranteed minimum death benefit," "Principal Protector(SM)" and "Protection Plus(SM)" later in this section; and "Your beneficiary and payment of benefit"; "Successor owner and annuitant"; "Spousal protection"; and "Beneficiary continuation option" in "Payment of death benefit," later in this Prospectus.

     5. Under "Guaranteed minimum death benefit," the following is added as the fourth paragraph:

               If the annuitant dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any Credits applied in the one-year period prior to death.

     6. Under "Guaranteed minimum death benefit," in the subsection "Protection Plus(SM)" the following is added as the fifth paragraph:

               For purposes of calculating the Protection Plus(SM) benefit, if any contributions are made in the one-year period prior to death of the annuitant, the account value will not include any Credits applied in the one-year period prior to death.

     7. Under "Principal Protector" the third sentence of the last paragraph in the subsection "Optional step up provision" is deleted in its entirety and replaced with the following:

----------
+ Recovery of such credit is subject to our receipt of an SEC exemptive order, which we anticipate receiving shortly. Until the order is issued, we will not exercise our right to recover such credits.


IM-06-02(3/06)                                            Cat.No. 136090(3/06)
Accum '04 Series-NB                                                     x01293


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               The account value will be reduced by any Credits applied to contributions made within one year prior to your death before the comparison with the GWB benefit base, for purposes of the GWB benefit base step up. As of the date of the GWB benefit base step up (if applicable) your beneficiary's GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to the stepped up GWB benefit base.

B.   In "Payment of death benefit," please note the following changes:

     8. Under "Your beneficiary and payment of benefit," the following is added after the third paragraph:

               The account value used to determine the death benefit and Protection Plus(SM) benefit will first be reduced by the amount of any Credits applied in the one-year period prior to the annuitant's death.

     9. Under "How death benefit payment is made," in the subsection "Successor owner and annuitant," the following is added after the first sentence of the second paragraph:

               If any contributions are made during the one-year period prior to your death, the account value will first be reduced by any Credits applied to any such contributions.

     10. Under "How death benefit payment is made" in the subsection "Spousal protection," the following is added as the last sentence of the first bullet in the third paragraph:

               If the annuitant spouse dies, the account value will first be reduced by any Credits applied in the one-year period prior to the death of either spouse.

     11. Under "Beneficiary continuation option," in the subsection "Beneficiary continuation option for traditional IRA and Roth IRA contracts only," the following sentence is added after the third sentence in the first paragraph; and under "Beneficiary continuation option for NQ contract only," under "If you are both the owner and annuitant," at the end of the first bullet:

               If you die during the one-year period following our receipt of a contribution, the account value will first be reduced by any Credits applied to such contribution.

     12. Under "Beneficiary continuation option" in the subsection "Beneficiary continuation option for traditional and Roth IRA contracts only," the following sentence is added before the last sentence of the 15th bullet; and in the subsection "Beneficiary continuation option for NQ contract only," before the last sentence of the 16th bullet:

               If you die during the one-year period following our receipt of a contribution to which a Credit was applied, the account value will first be reduced by any Credits applied to such contribution before comparison with the GWB benefit base for purposes of any GWB benefit base step up.









                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                  212-554-1234

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